Exhibit 10.15

                                     TIER-I
                           CHANGE-IN-CONTROL AGREEMENT
                             FOR CERTAIN EXECUTIVES
                           OF IMS HEALTH INCORPORATED

                                                       Date

PERSONAL AND CONFIDENTIAL

[FirstName]
[JobTitle]
[Company]

Dear [LastName]:

     IMS Health Incorporated (the "Company") considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders. As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

     The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company's ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company. Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

     1. Term of Agreement.

     (a) Generally. Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of the date on which the shares of common stock of the Company that are owned by Cognizant Corporation ("Cognizant") are distributed to the holders of record of shares of Cognizant (July 1, 1998), and shall continue in effect through December 31, 2001, and (ii) commencing on January 1, 2002, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than September 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

     (b) Upon a Change in Control. If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the "Protected Period").

     2. Change in Control; Potential Change in Control.

     (a) A "Change in Control" shall be deemed to have occurred if, during the term of this Agreement:

          (i) any "Person," as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(a)(i),
     (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

          (v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

     (b) A "Potential Change in Control" shall be deemed to have occurred if:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;



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


          (ii)  any  Person  (including  the  Company)  publicly   announces  an
     intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

          (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

     (c) Employee Covenants. You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or
(iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

     (d) Company Covenant Regarding Potential Change in Control. In the event of a Potential Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b). Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company.

     3. Termination.

     (a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability. If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing employee benefit programs at the time such amounts are due.

     (b) Termination by the Company Without Cause or by You for Good Reason. If during the Protected Period your employment by the Company is terminated by the Company without cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b). If your employment by the Company is terminated prior to a Change in Control at the request of a Person engaging in a transaction or series of transactions that would result in a Change in Control, the Protected Period shall commence upon the subsequent occurrence of a Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following the Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder. The compensation and benefits provided under this Section 3(b) are as follows:

          (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any compensation or benefit plan of the Company, at the time such payments are due.

          (ii) At the time specified in Section 3(d) hereof, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal to three times the sum of:



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


               (A) the greater of (I) your annual base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

               (B) the greater of (I) your annual target bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, your annual target bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

          (iii) You shall be deemed fully vested under any nonqualified pension plan of a type described in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended, in which you participate at the time of the Change in Control (except for any such plan established for the sole purpose of restoring qualified pension benefits that were reduced due to limitations imposed by Sections 415 and 401(a)(7) of the Internal Revenue Code of 1986, as amended (the "Code")), and such nonqualified pension plan shall be referred to as a "Covered Top-Hat Plan" for purposes of this Section 3(b)(iii). The benefit to which you shall be entitled under any Covered Top-Hat Plan (the "Covered Top-Hat Plan Benefit") shall be determined using:

               (A) the maximum credited service allowed to be taken into account under the Covered Top-Hat Plan's benefit formula; and

               (B) your salary and bonus taken into account under Section 3(b)(ii) hereof as your final average compensation.

     Your Covered Top-Hat Plan benefit shall be payable upon the later of (A) the date on which you turn 55 or (B) the date on which you terminate employment from the Company. For purposes of calculating your Covered Top-Hat Plan Benefit, you shall be deemed to have retired from the Company at normal retirement age as if the Company had consented to such retirement. Exhibit A to this Agreement sets forth an example of how the compensation and benefits provided under this Section 3(b)(iii) shall be determined.

          (iv) At the time specified in Section 3(d) hereof, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under any bonus plan (a "Bonus Plan"), an amount in cash equal to (A) your annual target bonus for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance period in progress under all other Bonus Plans in effect at the time of termination. Notwithstanding the foregoing, this Section 3(b)(iv) shall not apply with respect to any amounts which may otherwise be payable to you under the Company's Senior Executive Incentive Plan or any other Bonus Plan of the Company that applies primarily to "covered employees" within the meaning of Section 162(m) of the Code.

          (v) The Company shall provide you with a cash allowance, at the time specified in Section 3(d) hereof, for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you during the 36-month period following your termination of employment.

          (vi) For a 36-month period following your termination of employment, the Company shall arrange to provide you with life and health insurance benefits no less favorable than those which you were receiving immediately prior to the Notice of Termination. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute



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


     secondary coverage with respect to any life and health insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 36-month period following your termination.

          (vii) Starting at age 55, you shall receive retiree medical and life benefits from the Company. Such benefits shall be no less favorable than the benefits that you would have received had you, at the time Notice of Termination is given, both (A) attained age 55 and (B) retired from the Company. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute secondary coverage with respect to retiree medical and life benefits actually received by you in connection with any subsequent employment (or self-employment) following your termination.

     (c) Excise Tax. In the event you become entitled to any amounts payable in connection with a Change in Control (whether or not such amounts are payable pursuant to this Agreement) (the "Severance Payments"), if any of such Severance Payments are subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company shall pay to you at the time specified in Section 3(d) hereof an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 3(c), shall be equal to the Total Payments. For purposes of determining whether any of the Severance Payments will be subject to the Excise Tax and the amount of such Excise Tax: (i) any other payments or benefits received or to be received by you in connection with a Change in Control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Severance Payments, constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of
Section  280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;
(ii) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments and (B) the amount of excess parachute payments within the meaning of
Section  280G(b)(1) of the Code (after  applying  Section 3(c)(i)  hereof);  and
(iii) the value of any non-cash benefits or any deferred payments or benefit shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of your employment, you shall repay to the Company within ten days after the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or federal and state and local income tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an



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additional  gross-up payment in respect of such excess within ten days after the time that the amount of such excess is finally determined.

     (d) Time of  Payment.  The  payments  provided  for in  Sections  3(b)(ii),
3(b)(iv) and 3(c) hereof shall be made not later than the fifteenth day following the Date of Termination; provided, however, that if the amount of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you, payable on the fifteenth day after the demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). The payments provided in Section 3(b)(v) hereof shall be made not later than the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement counseling and job search activities.

     (e) Notice. During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

     (f) Certain Definitions. Except as otherwise indicated in this Agreement, all definitions in this Section 3(f) shall be applicable during the Protected Period only.

          (i) Disability. "Disability" shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

          (ii) Cause. "Cause" shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) off the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(f)(ii) and specifying the particulars thereof in detail.

          (iii) Good Reason. "Good Reason" shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances unless, in the case of Sections 3(f)(iii)(A),
     (E), (F) or (G) hereof, such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:



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               (A) the  assignment  to you of any duties  inconsistent  with the position in the Company that you held immediately prior to the Change in Control, or an adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control; for this purpose, if, at the time of the Change in Control, you held the office of Chief
          Executive   Officer  of  the  Company,   it  shall  constitute  duties
          inconsistent with such position if you shall be required to report to and take direction from anyone other than the Board of Directors of the Company, and if, at the time of the Change in Control, you held the office of Chief Operating Officer of the Company, it shall constitute duties inconsistent with such position if you shall be required to report to and take direction from anyone other than the Board of Directors or the Chief Executive Officer of the Company;

               (B) a reduction by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

               (C) the relocation of the principle place of your employment to a location outside of (I) New York City, (II) Westchester County, New York, (III) Fairfield County, Connecticut (IV) Montgomery County, Pennsylvania or (V) Passaic County, New Jersey; except for required travel on the Company's business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

               (D) the failure by the Company to pay to you any portion of your compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

               (E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

               (F) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

               (G) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f)(iv) hereof (and, if applicable, the requirements of Section 3(f)(ii) hereof), which purported termination shall not be effective for purposes of this Agreement.

          (iv) Notice of Termination. "Notice of Termination" shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          (v) Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of



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     Termination  (which,  in the case of a termination for Cause,  shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination for Good Reason, shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given).

     4. Mitigation. Except as provided in Section 3(b)(vi) and (vii) hereof, you shall not be required to mitigate the amount of payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

     5. Costs of Proceedings. The Company shall pay all costs and expenses, including all attorneys' fees and disbursements, of the Company and, at least monthly, you in connection with any legal proceedings, whether or not instituted by the Company or you, relating to the interpretation or enforcement of any provision of this Agreement; provided that if you instituted the proceeding and a finding (no longer subject to appeal) is entered that you instituted the proceeding in bad faith, you shall pay all of your costs and expenses, including attorneys' fees and disbursements. The Company shall pay prejudgment interest on any money judgment obtained by you as a result of such proceeding, calculated at the prime rate of The Chase Manhattan Bank as in effect from time to time from the date that payment should have been made to you under this Agreement.

     6. Successors; Binding Agreement.

     (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

     7. Notice. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when
(a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. All references to sections of the

Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

     9. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     11. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.

     If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

                                     IMS HEALTH INCORPORATED


                                     By: _______________________________________
                                         [Chairman and Chief Executive Officer]
                                                                              or
                                         [President and Chief Operating Officer]



Agreed to this ____________________ day

of ____________________________, 199[  ].



---------------------------------------
Name

EXHIBIT A

Covered Top Hat Plan
Sample Illustration

Name of Participant                                  Sample Employee
Social Security Number                               123-45-6789
Date of Birth                                        01/01/48
Date of Hire                                         01/01/91
Current Age                                          50

Calculation as of:                         01/01/98                 01/01/98
                                           No Change                Change in
                                           in Control               Control
                                           ----------               -------

1) Final Average                            250,000                   300,000
   Earnings*

2) Credited Service                           7                        15
   (for Covered Top
   Hat Plan)

3) Benefit                                    35%                      60%
   Percentage
   (5% x (2) up to
   10 years of
   service plus 2%
   x (2) from 10 to
   15 years of
   service)


4) Total Gross                               87,500                    180,000
   Benefit
   ((1) x (3))

5) Retirement Plan                            9,400                      9,400
   Offset **

6) Social Security                            6,700                      6,700
   Benefit Offset

7) Accrued Covered                           71,400                    163,900
   Top Hat Plan
   Benefit
   ((4) - (5) - (6))

8) Early Retirement                             50%                       100%
   Reduction
   Factor***

9) Vested                                      100%                       100%
   Percentage ****

10) Vested Covered                           35,700                    163,900
    Top Hat Plan
    Benefit
    ((7) x (8) x (9))
    *****

----------
* The calculations based on "No Change in Control" reflect the terms of the proposed covered top hat plan including five-year final average earnings; "Change in Control" calculations are based on earnings as determined under Section 3(b)(ii) of the Agreement.

** The retirement plan offset is based on the terms of Cognizant's current Master Retirement Plan. It is equal to the vested benefit payable from that plan. For participants with less than 5 years of service, the vested benefit is 0.

*** If a participant terminates prior to retirement eligibility (age 55 and 10 years of service) and without the Corporation's consent, benefits are reduced 10% for each year that commencement precedes age 60.

****   "No Change in Control"  calculations  reflect full vesting after 5 years;
       "Change  in  Control"   calculations   reflect   automatic  100%  vesting
       regardless of service.

***** Annual benefit payable for life starting at age 55, or immediately if over age 55.

                                     TIER-2
                           CHANGE-IN-CONTROL AGREEMENT
                             FOR CERTAIN EXECUTIVES
                           OF IMS HEALTH INCORPORATED


                                                            Date


PERSONAL AND CONFIDENTIAL

[FirstName]
[JobTitle]
[Company]

Dear [LastName]:

       IMS Health Incorporated (the "Company") considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders. As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

       The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company's ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company. Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

       1. Term of Agreement.

       (a) Generally. Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of the date on which the shares of common stock of the Company that are owned by Cognizant Corporation ("Cognizant") are distributed to the holders of record of shares of Cognizant (July 1, 1998), and shall continue in effect through December 31, 2001, and (ii) commencing on January 1, 2002, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than September 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

       (b) Upon a Change in Control. If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the "Protected Period").

       2. Change in Control; Potential Change in Control.

       (a) A "Change in Control" shall be deemed to have occurred if, during the term of this Agreement:

              (i) any "Person," as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

              (ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections
       (2)(a)(i), (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

              (iii) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

              (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

              (v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

       (b) A "Potential Change in Control" shall be deemed to have occurred if:

              (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

              (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

              (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

       (c) Employee Covenants. You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or
(iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

       (d) Company Covenant Regarding Potential Change in Control. In the event of a Potential Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b). Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company.

       3. Termination.

       (a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability. If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing employee benefit programs at the time such amounts are due.

       (b) Termination by the Company Without Cause or by You for Good Reason. If during the Protected Period your employment by the Company is terminated by the Company without cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b). If your employment by the Company is terminated prior to a Change in Control at the request of a Person engaging in a transaction or series of transactions that would result in a Change in Control, the Protected Period shall commence upon the subsequent occurrence of a Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following the Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder. The compensation and benefits provided under this Section 3(b) are as follows:

              (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any compensation or benefit plan of the Company, at the time such payments are due.

              (ii) At the time specified in Section 3(d) hereof, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal to three times the sum of:

                     (A) the  greater of (I) your  annual  base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

                     (B) the  greater of (I) your  annual  target  bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, your annual target bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

              (iii) At the time specified in Section 3(d) hereof, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under any bonus plan (a "Bonus Plan"), an amount in cash equal to (A) your annual target bonus for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance period in progress under all other Bonus Plans in effect at the time of termination. Notwithstanding the foregoing, this Section 3(b)(iii) shall not apply with respect to any amounts which may otherwise be payable to you under the Company's Senior Executive Incentive Plan or any other Bonus Plan of the Company that applies primarily to "covered employees" within the meaning of Section 162(m) of the Code.

              (iv) The Company shall provide you with a cash allowance, at the time specified in Section 3(d) hereof, for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you during the 36-month period following your termination of employment.

              (v) For a 36-month period following your termination of employment, the Company shall arrange to provide you with life and health insurance benefits no less favorable than those which you were receiving immediately prior to the Notice of Termination. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute secondary coverage with respect to any life and health insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 36-month period following your termination.

              (vi) Starting at age 55, you shall receive retiree medical and life benefits from the Company. Such benefits shall be no less favorable than the benefits that you would have received had you, at the time Notice of Termination is given, both (A) attained age 55 and (B) retired from the Company. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute secondary coverage with respect to retiree medical and life benefits actually received by you in connection with any subsequent employment (or self-employment) following your termination.

       (c) Excise Tax. In the event you become entitled to any amounts payable in connection with a Change in Control (whether or not such amounts are payable pursuant to this Agreement) (the "Severance Payments"), if any of such Severance Payments are subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company shall pay to you at the time specified in Section 3(d) hereof an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 3(c), shall be equal to the Total Payments. For purposes of determining whether any of the Severance Payments will be subject to the Excise Tax and the amount of such Excise Tax: (i) any other payments or benefits received or to be received by you in connection with a Change in Control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Severance Payments, constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of
Section  280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;
(ii) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments and (B) the amount of excess parachute payments within the meaning of
Section  280G(b)(1) of the Code (after  applying  Section 3(c)(i)  hereof);  and
(iii) the value of any non-cash benefits or any deferred payments or benefit shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of your employment, you shall repay to the Company within ten days after the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or federal and state and local income tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess within ten days after the time that the amount of such excess is finally determined.

       (d) Time of Payment. The payments provided for in Sections 3(b)(ii), 3(b)(iii) and 3(c) hereof shall be made not later than the fifteenth day following the Date of Termination; provided, however, that if the amount of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you, payable on the fifteenth day after the demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). The payments provided in Section 3(b)(iv) hereof shall be made not later than the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement counseling and job search activities.

       (e) Notice. During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

       (f) Certain Definitions. Except as otherwise indicated in this Agreement, all definitions in this Section 3(f) shall be applicable during the Protected Period only.

              (i) Disability. "Disability" shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

              (ii) Cause. "Cause" shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters
       (3/4) off the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(f)(ii) and specifying the particulars thereof in detail.

              (iii) Good Reason. "Good Reason" shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances unless, in the case of Sections 3(f)(iii)(A), (E), (F) or (G) hereof, such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                     (A) the assignment to you of any duties  inconsistent  with the position in the Company that you held immediately prior to the Change in Control, or an adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

                     (B) a reduction  by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                     (C) the relocation of the principle place of your employment to a location more than 50 miles from the location of such place of employment on the date of this Agreement; except for required travel on the Company's business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

                     (D) the failure by the Company to pay to you any portion of your compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

                     (E) the  failure by the  Company to  continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

                     (F) the  failure of the  Company  to obtain a  satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

                     (G) any purported  termination of your  employment  that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f)(iv) hereof (and, if applicable, the requirements of Section 3(f)(ii) hereof), which purported termination shall not be effective for purposes of this Agreement.

              (iv) Notice of Termination. "Notice of Termination" shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

              (v) Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination for Good Reason, shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given).

       4. Mitigation. Except as provided in Section 3(b)(v) and (vi) hereof, you shall not be required to mitigate the amount of payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

       5. Costs of Proceedings. The Company shall pay all costs and expenses, including all attorneys' fees and disbursements, of the Company and, at least monthly, you in connection with any legal proceedings, whether or not instituted by the Company or you, relating to the interpretation or enforcement of any provision of this Agreement; provided that if you instituted the proceeding and a finding (no longer subject to appeal) is entered that you instituted the proceeding in bad faith, you shall pay all of your costs and expenses, including attorneys' fees and disbursements. The Company shall pay prejudgment interest on any money judgment obtained by you as a result of such proceeding, calculated at the prime rate of The Chase Manhattan Bank as in effect from time to time from the date that payment should have been made to you under this Agreement.

       6. Successors; Binding Agreement.

       (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

       (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

       7. Notice. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when
(a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

       8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

       9. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

       10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       11. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.

       If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

                                    IMS HEALTH INCORPORATED


                                    By: _______________________________________
                                        [Chairman and Chief Executive Officer]
                                                           or
                                        [President and Chief Operating Officer]



Agreed to this ____________________ day

of ____________________________, 1997.



---------------------------------------
Name

                                     TIER-3
                           CHANGE-IN-CONTROL AGREEMENT
                             FOR CERTAIN EXECUTIVES
                           OF IMS HEALTH INCORPORATED


                                                         Date


PERSONAL AND CONFIDENTIAL

[FirstName]
[JobTitle]
[Company]

Dear [LastName]:

       IMS Health Incorporated (the "Company") considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders. As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

       The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company's ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company. Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

       1. Term of Agreement.

       (a) Generally. Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of the date on which the shares of common stock of the Company that are owned by Cognizant Corporation ("Cognizant") are distributed to the holders of record of shares of Cognizant (July 1, 1998), and shall continue in effect through December 31, 2001, and (ii) commencing on January 1, 2002, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than September 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

       (b) Upon a Change in Control. If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the "Protected Period").

       2. Change in Control; Potential Change in Control.

       (a) A "Change in Control" shall be deemed to have occurred if, during the term of this Agreement:

              (i) any "Person," as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

              (ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections
       (2)(a)(i), (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

              (iii) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

              (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

              (v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

       (b) A "Potential Change in Control" shall be deemed to have occurred if:

              (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

              (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

       (c) Employee Covenants. You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or
(iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

       (d) Company Covenant Regarding Potential Change in Control. In the event of a Potential Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b). Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company.

       3. Termination.

       (a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability. If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing employee benefit programs at the time such amounts are due.

       (b) Termination by the Company Without Cause or by You for Good Reason. If during the Protected Period your employment by the Company is terminated by the Company without cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b). If your employment by the Company is terminated prior to a Change in Control at the request of a Person engaging in a transaction or series of transactions that would result in a Change in Control, the Protected Period shall commence upon the subsequent occurrence of a Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following the Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder. The compensation and benefits provided under this Section 3(b) are as follows:

              (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any compensation or benefit plan of the Company, at the time such payments are due.

              (ii) At the time specified in Section 3(d) hereof, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal two times the sum of:

                     (A) the  greater of (I) your  annual  base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

                     (B) the  greater of (I) your  annual  target  bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, your annual target bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

              (iii) At the time specified in Section 3(d) hereof, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under any bonus plan (a "Bonus Plan"), an amount in cash equal to (A) your annual target bonus for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance period in progress under all other Bonus Plans in effect at the time of termination. Notwithstanding the foregoing, this Section 3(b)(iii) shall not apply with respect to any amounts which may otherwise be payable to you under the Company's Senior Executive Incentive Plan or any other Bonus Plan of the Company that applies primarily to "covered employees" within the meaning of Section 162(m) of the Code.

              (iv) The Company shall provide you with a cash allowance, at the time specified in Section 3(d) hereof, for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you during the 36-month period following your termination of employment.

              (v) For a 24-month period following your termination of employment, the Company shall arrange to provide you with life and health insurance benefits no less favorable than those which you were receiving immediately prior to the Notice of Termination. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute secondary coverage with respect to any life and health insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 24-month period following your termination.

              (vi) Starting at age 55, you shall receive retiree medical and life benefits from the Company. Such benefits shall be no less favorable than the benefits that you would have received had you, at the time Notice of Termination is given, both (A) attained age 55 and (B) retired from the Company. Notwithstanding the foregoing, any benefit described in the preceding sentence shall constitute secondary coverage with respect to retiree medical and life benefits actually received by you in connection with any subsequent employment (or self-employment) following your termination.

       (c) Excise Tax. In the event you become entitled to any amounts payable in connection with a Change in Control (whether or not such amounts are payable pursuant to this Agreement) (the "Severance Payments"), if any of such Severance Payments are subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company shall pay to you at the time specified in Section 3(d) hereof an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 3(c), shall be equal to the Total Payments. For purposes of determining whether any of the Severance Payments will be subject to the Excise Tax and the amount of such Excise Tax: (i) any other payments or benefits received or to be received by you in connection with a Change in Control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Severance Payments, constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of
Section  280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;
(ii) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments and (B) the amount of excess parachute payments within the meaning of
Section  280G(b)(1) of the Code (after  applying  Section 3(c)(i)  hereof);  and
(iii) the value of any non-cash benefits or any deferred payments or benefit shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of your employment, you shall repay to the Company within ten days after the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or federal and state and local income tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess within ten days after the time that the amount of such excess is finally determined.

       (d) Time of Payment. The payments provided for in Sections 3(b)(ii), 3(b)(iii) and 3(c) hereof shall be made not later than the fifteenth day following the Date of Termination; provided, however, that if the amount of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you, payable on the fifteenth day after the demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). The payments provided in Section 3(b)(iv) hereof shall be made not later than the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement counseling and job search activities.

       (e) Notice. During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

       (f) Certain Definitions. Except as otherwise indicated in this Agreement, all definitions in this Section 3(f) shall be applicable during the Protected Period only.

              (i) Disability. "Disability" shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

              (ii) Cause. "Cause" shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters
       (3/4) off the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(f)(ii) and specifying the particulars thereof in detail.

              (iii) Good Reason. "Good Reason" shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances unless, in the case of Sections 3(f)(iii)(A), (E), (F) or (G) hereof, such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                     (A) the assignment to you of any duties  inconsistent  with the position in the Company that you held immediately prior to the Change in Control, or an adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

                     (B) a reduction  by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                     (C) the relocation of the principle place of your employment to a location more than 50 miles from the location of such place of employment on the date of this Agreement; except for required travel on the Company's business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

                     (D) the failure by the Company to pay to you any portion of your compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

                     (E) the  failure by the  Company to  continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

                     (F) the  failure of the  Company  to obtain a  satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof;

                     (G) any purported  termination of your  employment  that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f)(iv) hereof (and, if applicable, the requirements of Section 3(f)(ii) hereof), which purported termination shall not be effective for purposes of this Agreement; or

                     (H) the lapse of twelve  months  following  the last day of the month in which the Change in Control occurs.

              (iv) Notice of Termination. "Notice of Termination" shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

              (v) Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination for Good Reason, shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given).

       4. Mitigation. Except as provided in Section 3(b)(v) and (vi) hereof, you shall not be required to mitigate the amount of payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

       5. Costs of Proceedings. The Company shall pay all costs and expenses, including all attorneys' fees and disbursements, of the Company and, at least monthly, you in connection with any legal proceedings, whether or not instituted by the Company or you, relating to the interpretation or enforcement of any provision of this Agreement; provided that if you instituted the proceeding and a finding (no longer subject to appeal) is entered that you instituted the proceeding in bad faith, you shall pay all of your costs and expenses, including attorneys' fees and disbursements. The Company shall pay prejudgment interest on any money judgment obtained by you as a result of such proceeding, calculated at the prime rate of The Chase Manhattan Bank as in effect from time to time from the date that payment should have been made to you under this Agreement.

       6. Successors; Binding Agreement.

       (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

       (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

       7. Notice. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when
(a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

       8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

       9. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

       10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       11. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.

       If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

                                                   IMS HEALTH INCORPORATED


                                      By:_______________________________________
                                         [Chairman and Chief Executive Officer]
                                                           or
                                         [President and Chief Operating Officer]



Agreed to this ____________________ day

of ____________________________, 199[  ].



-----------------------------------------
Name


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